UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 16, 2023

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-1012

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matter to a Vote of Security Holders.

On May 16, 2023, River Financial Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Summarized below is a description of the matters voted on at the Annual Meeting and the final results of such voting.

Proposal - Election of Directors

The stockholders elected each of the director nominees to serve as directors until the Company’s 2023 annual meeting of stockholders and until their successors have been elected and qualified. Each of the director nominees was a current director of the Company who was re-elected. The voting for each of the directors at the Annual Meeting was as follows:

Name	Votes For	Votes Against	Withhold Authority
Larry Puckett	3,744,871	7,408
Gerald R. Smith, Jr.	3,735,371	7,408	9,500
John A. Freeman	3,740,121	7,408	4,750
W. Murray Neighbors	3,730,621	7,408	14,250
Vernon B. Taylor	3,742,779		9,500
James M. Stubbs	3,744,871	7,408
Jimmy L. Ridling	3,727,047	100	25,132
Charles R. Moore, III	3,747,529		4,750
Brian McLeod	3,742,529	5,000	4,750
Charles E. Herron, Jr	3,742,779		9,500

Amendment of the Articles of Incorporation

The Company proposed an amended and restated certificate of incorporation to update several provisions of the Company’s articles of incorporation in accordance with the revised Alabama Business Corporation Law (the “ABCL”) which became effective for all Alabama corporations as of January 1, 2021. Among other things, the amended and restated certificate of incorporation (the “Certificate of Incorporation”) authorizes (i) an increase in the number of shares of common stock from 10,000,000 to 15,000,000 shares (see section 4.1), and (ii) a new class of preferred stock which allows the board of directors to determine the terms of the preferred stock at the time of issue, including voting rights, dividend rights, conversion rights, and other provisions allowed by the ABCL (see section 4.4). The amendments allow the board of directors to determine, at the time in question, whether to raise additional capital for the Company to support the Company’s business operations and growth, including issue of shares in potential acquisitions. The issue of additional shares of common stock, or the issue of preferred stock at the direction of the board of directors, will not require further stockholder approval and can dilute the ownership interest of current stockholders. In addition, the payment of dividends, if any, on the preferred stock or the payment of preferred stock in any liquidation of the Company may be made before payment of dividends or other payments to holders of common stock.

The Certificate of Incorporation allows the Company to indemnify officers, directors, and others specified for services rendered to the Company (see Article IX section 9.1). The ABCL permits such indemnification to the fullest extent allowed by law. Such indemnification enhances the service of officers, directors, and other for the Company and may assist the Company in attracting capable personnel in the future. Substantially similar indemnification provisions were previously contained in the Company’s bylaws but were moved to the Certificate of Incorporation in accordance with the ABCL.

Certain provisions of the existing articles of incorporation that are covered by the new ABCL or that the board of directors deemed unnecessary were eliminated (particularly sections 6.1-6.4 of the replaced articles of incorporation) and, thus, the Company does not believe such provisions are needed in the Certificate of Incorporation. The eliminated provisions specify how contracts between directors and the Company may be enforced, permit the Company to enter into agreements with any or all stockholders regarding transfer, eliminate director personal liability for money damages for action taken as a director, and eliminates a provision regarding the selling, or transferring all or substantially of the Company’s assets only with a vote of at least 75% of all shares entitled to be cast.

Section 6.1 of the Certificate of Incorporation replaces section 6.5 of the articles of incorporation. It maintains protection of personal liability of directors to the Company, but it is updated to conform with the new ABCL.

Finally the Certificate of Incorporation (i) amends and restates the articles of incorporation to include all previous amendments as well as the amendments set forth above, (ii) replaces the name of the current articles of incorporation to “certificate of incorporation,” (iii) replaces the use of the word shareholder to “stockholder,” and (iv) eliminates certain outdated provisions no longer needed in the certificate of incorporation as permitted by the ABCL such as deleting the names and addresses of the incorporators and initial directors, and the name and address of the initial registered agent.

The Certificate of Incorporation is set forth at Exhibit 3.1 hereto and the section numbers referenced above refer to the Certificate of Incorporation.

Votes in the foregoing were as follows:

Increase in authorized shares of common stock

Votes For	Votes Against	Withhold Authority
3,657,664	70,008	24,607

Authorization of new class of preferred stock

Votes For	Votes Against	Withhold Authority
3,550,484	153,852	47,943

Indemnification of directors, officers and others providing services

Votes For	Votes Against	Withhold Authority
3,550,440	71,904	129,935

Eliminating certain provisions currently covered by the ABCL

Votes For	Votes Against	Withhold Authority
3,583,012	56,304	112,963

Updating provision regarding personal liability of directors

Votes For	Votes Against	Withhold Authority
3,534,081	76,698	141,500

Amending and Restating the Certificate of Incorporation to update for previous amendments and new vocabulary from the ABCL

Votes For	Votes Against	Withhold Authority
3,659,056	51,304	41,919

Bylaws Amendments

In accordance with the ABCL, the Company’s bylaws were also amended and restated. The board of directors gave final approval to the amended and restated bylaws on May 16, 2023.

As stated, Alabama has a new corporate code that went into effect January 1, 2021, and many changes in the bylaws simply follow the code changes. For example, “stockholder” is now used instead of “shareholder.” “Certificate of Incorporation” is used instead of “Articles of Incorporation.”

Following is a summary of the major substantive changes to the previous bylaws:

1. Section 2.3 now provides that only the CEO or the board can call special stockholder meetings. This fits with the new section 2.13 and 2.14 explained below which helps prevent hostile approaches.

2. Section 2.4 eliminates the 30 days’ notice for increasing capital stock since that is now consistent with a new change in the ABCL.

3. Sections 2.13 and 2.14 are new and state that in order for stockholders to bring business up at a stockholders meeting, or to nominate directors, the stockholder has to give significant advance notice to the company, clearly identify the business, and state who, in addition to the stockholder, is supporting the stockholder proposal or board nominees. This gives the company time to consider what is going on and possibly prepare for a proxy contest.

4. Section 3.1 eliminates the requirement that the board may only increase board size by 30% with approval by stockholders for larger increases because that change now is consistent with the new corporate code.

5. Most of the remaining changes conform to updates in the new corporate code.

The Amended and Restated Bylaws are at Exhibit 3.2.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Certificate of Incorporation of River Financial Corporation

3.2 Bylaws of River Financial Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: May 18, 2023	By:	/s/ James M. Stubbs
James M. Stubbs
Chief Executive Officer